14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. ______)

Filed by the registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]       Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant toss.240.14a-12

                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)


      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:


        (2)      Aggregate number of securities to which transaction applies:


        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):


        (4)      Proposed maximum aggregate value of transaction:


        (5)      Total fee paid:


[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:
                                          --------------------------------------
        (2)      Form, Schedule or Registration Statement No.:
                                                             -------------------
        (3)      Filing Party:
                                  ----------------------------------------------
        (4)      Date Filed:
                                  ----------------------------------------------

                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.
                         3750 INVESTMENT LANE, SUITE #5
                         WEST PALM BEACH, FLORIDA 33404

                       2001 ANNUAL MEETING OF SHAREHOLDERS



                                   May 9, 2001






Dear Shareholder:

     You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Health & Nutrition Systems International, Inc. We will hold the meeting on Monday, June 11, 2001, at 9:00 a.m., Eastern Time, at the Hilton Hotel, 150 Australian Avenue, West Palm Beach, Florida 33406.

     Enclosed you will find a notice setting forth the business expected to come before the meeting, the Proxy Statement, a form of proxy and a copy of our 2000 Annual Report. At this year's meeting, the agenda includes election of the members of our Board of Directors and a proposal to ratify the appointment of our independent auditors. Our Board of Directors recommends that you vote FOR the election of the members of our Board of Directors and FOR ratification of the appointment of our independent auditors.

     Your vote is very important to us. We hope you will be able to attend the meeting and vote your shares in person. But, whatever your plans, we ask that after you read the Proxy Statement, you please complete, sign and date the enclosed proxy card and promptly return it in the envelope provided so that your shares will be represented at the meeting.

     We look forward to seeing you at the meeting.

                         Sincerely,

                         /s/Steven Pomerantz
                         ------------------------------------------------
                         Steven Pomerantz
                         CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.
                         3750 INVESTMENT LANE, SUITE #5
                         WEST PALM BEACH, FLORIDA 33404

                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON MONDAY, JUNE 11, 2001

         The annual meeting of Shareholders of Health & Nutrition Systems International, Inc. (the "Company") will be held at 9:00 a.m., Eastern Time, on Monday, June 11, 2001, at the Hilton Hotel, 150 Australian Avenue, West Palm Beach, Florida for the following purposes:

         o To elect four (4) directors to hold office until the annual meeting of shareholders in 2002 and until their respective successors are duly elected and qualified;

         o        To ratify the selection of Daszkal Bolton Manela Devlin & Co.
                  as our independent auditors for the year ending December 31, 2001; and

         o To transact such other business properly brought before the shareholders at the meeting.

         This notice, together with the accompanying proxy statement and enclosed proxy card, will be mailed to shareholders on or about May 11, 2001.

         The board of directors has set the close of business on May 2, 2001 as the record date of the meeting. Shareholders of record at the close of business on May 2, 2001 will be entitled to notice of and to vote at the annual meeting or any adjournment or continuation of the meeting. Each share of common stock is entitled to one vote. The proxy card provided with the Proxy Statement indicates the number of shares of the Company's common stock that you own and are entitled to vote. A list of shareholders will be available for inspection at the meeting.

         All shareholders are cordially invited to attend the annual meeting.

                                            By Order of the Board of Directors,

                                            /s/Christopher Tisi
                                            -----------------------------------
                                            Christopher Tisi, Secretary


West Palm Beach, Florida
May 9, 2001


    WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE
       AND SIGN YOUR PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.

            --------------------------------------------------------

                       2001 ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 11, 2001

            --------------------------------------------------------

                                 PROXY STATEMENT

                                DATED MAY 9, 2001

            --------------------------------------------------------

             GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING


WHY DID YOU SEND ME THIS PROXY STATEMENT?

         We sent you this proxy statement and the enclosed proxy card because the Company's board of directors is soliciting your proxy to vote at the 2001 Annual Meeting of Shareholders. This proxy statement summarizes the information you need to know to vote at the annual meeting on June 11, 2001, and at any adjournment or postponement of the meeting, for the purposes indicated in the accompanying Notice of 2001 Annual Meeting of Shareholders. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. This proxy statement and the accompanying form of proxy will be mailed to shareholders on or about May 11, 2001. The annual report which accompanies the proxy materials is not to be regarded as proxy soliciting material.

WHO CAN VOTE?

         You can vote your shares of common stock if our records show that you owned the shares at the close of business on May 2, 2001. A total of 3,632,813 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock you own. The enclosed proxy card shows the number of shares you can vote.

HOW DO I VOTE BY PROXY?

         Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote FOR each of the four director nominees; and FOR the ratification of Daszkal Bolton Manela Devlin & Co. as our independent auditors; and according to their best judgment with regard to any other proposals to be considered at the annual meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

         The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. At any time before the vote on a proposal, you can change your vote either by giving our corporate secretary a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

         Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?

         If your shares are held in the name of your broker or other nominee, that party should give you instructions for voting your shares.

HOW ARE VOTES COUNTED?

         We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

WHO WILL COUNT THE VOTES?

         Florida Atlantic Stock Transfer Company, HNS's transfer agent, will tabulate the returned proxy votes by mail and the independent inspector of the election will tabulate the votes at the meeting. The inspector of election will treat shares represented by properly signed and returned proxies that reflect abstentions from voting as shares that are present and entitled to vote for purposes of determining the presence of a quorum on all matters.

         If your shares are held in the name of a broker or nominee, and you do not tell the broker or nominee how to vote your shares (so-called "broker non-votes"), the nominee can vote them as it sees fit only on matters that are deemed to be routine, and not on any other proposal. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be voted on that matter. However, the inspector of election will treat "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

WHO PAYS FOR THIS PROXY SOLICITATION?

         We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We may request persons holding shares in their names for others to forward soliciting materials to our principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

         None of the actions to be voted upon at the 2001 Annual Meeting of Shareholders shall create dissenters' rights under the Florida Business Corporation Act.

         You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         At the annual meeting, four nominees will be elected as directors. In accordance with our By-Laws, the board of directors has presently set the size of the board at four directors. The directors elected will hold office until the next annual meeting of shareholders, and until their respective successors are duly elected and qualified.

         NOMINATIONS. At the annual meeting, we will nominate the persons named in this proxy statement as directors. Although we don't know of any reason why one of these nominees might not be able to serve, the board of directors will propose a substitute nominee if any nominee is not available for election. The proxies will then be voted for such other person as the board of directors may recommend, unless the board of directors reduces the number of directors. All of the nominees are currently members of the board of directors of Health & Nutrition Systems International, Inc.

         GENERAL INFORMATION ABOUT THE NOMINEES. Our board of directors is set at four persons. Set forth below is certain information concerning the nominees for election as directors. The ages listed for the nominees are as of April 27, 2001.

NAME                          AGE          POSITION
-------------------           ---          ----------------------------------
Steven Pomerantz(1)           45           Treasurer, Chief Executive Officer,
                                             Chairman of the Board
Christopher Tisi              31           Secretary, President, Director
Ted Alflen                    54           Director
William Husa                  58           Director
-------------

(1) On April 29, 2000, Steven Pomerantz was appointed to serve on the Audit Committee as Chairman.

         Each director holds his office until the next annual meeting of the shareholders unless he resigns or is removed or disqualified. Officers are elected by the board of directors and any number of offices may be held by the same person.

         The business experience of our executive officers and directors is set forth below:

         Steven Pomerantz has been our Chairman of the Board and Treasurer since November 2000 and our Chief Executive Officer since March 1998, and was our President from March 1998 until November 2000. From 1995 to March 1998, Mr. Pomerantz was our Vice President of Finance and Chief Operating Officer. Prior to joining HNS, Mr. Pomerantz was the President of CSP International, Inc., a manufacturer of pepper gas, which he co-founded with Mr. Musso in 1985 and sold in December 1994. Mr. Pomerantz was an Account Executive with NCR from 1982-1985.

         Christopher Tisi has been our President and Secretary since November 2000, and was our Chief Operating Officer from December 1999 until November 2000. From March 1998 until December 1999, Mr. Tisi was our Vice President of Sales and Marketing. From 1994 to March 1998, Mr. Tisi was our Vice President of Training. From 1991 to December 1994, Mr. Tisi was a Marketing Director at Quorum International, a multi-level marketing company in Phoenix, Arizona.

         Ted Alflen has been one of our directors since October 2000. In March 1991, Mr. Alflen founded TCCD International Inc. and served as President from 1991 to present. TCCD manufactures and markets Crystal Deodorants. TCCD recently acquired Real Natural Products and the Moistic brand of all natural lip balms. Mr. Alflen has been in sales and marketing for 29 years. He has been on the Advisory Board of the Pompano Beach Parks and Recreation.

         William A. Husa has been one of our directors since November 2000. Since February, 2001, Mr. Husa has been the Chief Executive Officer of GoNow Securities, Inc., a stock brokerage firm. From February 2000 to February 2001, Mr, Husa was the President and Chief Compliance Officer of Travis

Morgan Securities. Since 1985, Mr. Husa has been the founder and President of The Winn Company. Mr. Husa has been a registered stock broker since 1980 and has been an NASD Arbitrator since 1995.

         There is no family relationship between any of the executive officers and directors. Each director is elected at our annual meeting of shareholders and serves for one year or until his successor is elected and qualified. The Board elects officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

         VOTE REQUIRED. Under the Florida Business Corporation Act, directors are elected by a plurality of the votes cast by the shares entitled to vote for the respective nominees. Proxies that are marked "Withhold Authority" and broker non-votes, if any, will not affect the outcome of the election of directors.


            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
                        "FOR" ALL NOMINEES FOR DIRECTOR.

         MEETINGS OF THE BOARD OF DIRECTORS. During the year 2000, the board of directors held two meetings for which a consent in writing, setting for the action so taken, was signed by the directors after such action was held and each of the directors attended at least 75 percent of the aggregate number of meetings of the board of directors and committees (if any) on which he served.


         COMMITTEES OF THE BOARD OF DIRECTORS. The board of directors has an Audit Committee and a Stock Option Committee. The board of directors does not have a committee whose functions include nominating directors and does not have an executive committee. The following chart describes the function and membership of each committee and the number of times it met in 2000.

                        AUDIT COMMITTEE - MEETINGS (NONE)

  Function                                                        Members
  -----------------------------------------------------     --------------------

o    Recommends independent auditors                        Steven Pomerantz (1)
                                                            Tony Musso (1)(2)
o    Reviews internal financial information
o    Reviews report of audit and management letter
o Participates in the determination of the adequacy of the internal accounting control
o Reviews the results of audits with the independent auditors
o    Oversees quarterly and yearly reporting
o Responsible for policies, procedures and other matters relating to business integrity, ethics and conflicts of interests

-------------
(1) On April 29, 2000, Steven Pomerantz and Tony Musso were elected to serve as members of the Audit Committee.

(2) On March 22, 2001, Tony Musso resigned from the Board of Directors.

Because the shares of our stock trade on the OTC:BB, we are not required to have an audit committee which is comprised of independent directors. Instead, Mr. Pomerantz, acting as a committee of one, performed the functions described above and submitted the report indicated below. Mr. Pomerantz would not be considered "independent" under the definition in the standards of the New York Stock Exchange, the American Stock Exchange or the NASDAQ. The Board of Directors has not adopted a charter for the Audit Committee.

                    STOCK OPTION COMMITTEE - MEETINGS (NONE)*

  Function                                                        Members
  -----------------------------------------------------     --------------------
     Administers stock option plans                         Steven Pomerantz (1)
                                                            Herbert Bryant(1)(2)

(1) On May 1, 1998, Steven Pomerantz and J.C. Herbert Bryant III were elected to serve as the members of the Stock Option Committee.
(2)  Mr. Bryant resigned as a member of the Board on September 13, 1999.
* Because Mr. Pomerantz has constituted the entire committee during calendar year 2000, administration of the plans was accomplished without any formal meetings.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling my oversight responsibilities as the Audit Committee, I have reviewed and discussed the audited financial statements in the annual report with the other members of management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Because the committee is comprised of only myself, the Committee held no meetings during fiscal year 2000.

         Acting as a committee of one, I reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee by SAS 61 (codification on Statements on Auditing Standards, AU 380). In addition, I have discussed with the independent auditors the auditors' independence from management and the Company, and have received the written disclosures and the letter from the independent auditors required by the Independence Standards Board No. 1 and have considered the compatibility of nonaudit services with the auditors' independence.

         I discussed with the Company's independent auditors the overall scope and plans for their audit. I met with the independent auditors to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, I recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors for the year ending December 31, 2001.


                                                    AUDIT COMMITTEE

                                                    Steven Pomerantz




DIRECTORS' COMPENSATION

         During 2000, we paid to each of our non-employee directors meeting fees of $500 for attendance at each board meeting. During 2000, although Mr. Musso was a member of the board and not an employee, we did not pay him for his attendance at board meetings.

         Pursuant to the terms of the 1998 Stock Option Plan, a grant of a stock option for the purchase of common shares may be made to each non-employee director. Those options are granted at an exercise price equal to the fair market value of our common stock on the date of grant, and become 25% vested on each anniversary date of grant or, if earlier, upon a change of control as defined in the plan and expire ten years from the date of grant or earlier in the event service as a director ceases. Options were granted to our non-employee directors on October 2, 2000 at an exercise price of $.50 and November 27, 2000 at an exercise price of $1.25 per share.

       SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS, NOMINEES,
                             AND EXECUTIVE OFFICERS

     The table below shows, as of May 2, 2001, the number of shares of common stock beneficially owned by

     o each person whom we know beneficially owns more than 5% of the common stock,

     o    each director and nominee for director,

     o    each executive officer included in the Summary Compensation Table, and

     o    all executive officers and directors as a group.

                                                                       SHARES OF COMMON STOCK
                                                                         BENEFICIALLY OWNED
                                                                         ------------------
                                                     NUMBER OF SHARES AND
NAME AND ADDRESS OF BENEFICIAL                         NATURE OF SHARES
OWNER (1)                                            BENEFICIALLY OWNED (2)              PERCENT OF CLASS (3)
---------                                            ----------------------              --------------------
Tony Musso                                                 534,329(4)                            14.7%
1700 S.E. Ranch Road
 Jupiter, FL  33478
Tony D'Amato                                               339,750(4)                             9.4%
1526 Michigan Avenue, #1
Miami Beach, FL
Steven Pomerantz                                           516,829(4)(5)                         14.0%

Christopher Tisi                                           769,088(4)(5)                         20.6%

Ted Alflen                                                   3,000                                 *

William Husa                                                72,500(6)                             2.0%

All  executive  officers  and  directors  as a           1,361,417(3)(4)(7)                        36%
group (4 persons)

-----------------------------
*    Less than 1%

(1) The address of each executive officer and director is c/o the Company, 3750 Investment Lane, #5, West Palm Beach, FL 33404.

(2) Unless otherwise noted, all persons named in the table have sole voting and dispositive power with respect to all shares of common stock beneficially owned by them.

(3) Based upon 3,632,813 outstanding shares as of May 2, 2001, and, with respect to each holder of options exercisable, or notes convertible, within 60 days of May 2, 2001, the shares issuable under such instruments. As noted in our Annual Report, on April 13, 2001, the Company, Steven Pomerantz and Anthony Musso sued Milton H. Barbarosh and Ricki Barbarosh (Milton's wife) and three corporations which are owned or controlled by Mr. Barbarosh, Stenton Leigh Group, Inc., Stenton Leigh Capital Corp., and EAI Partners, Inc. in state court (the Fifteenth Judicial Circuit of Florida in and for Palm Beach County). The lawsuit is intended to resolve the uncertainty that now exists concerning whether two blocks of the Company's common stock, which originally belonged to Pomerantz and Musso and together comprise 235,000 post-split shares, are currently validly issued and outstanding and, if so, the identities of the owners of those shares.

(4) As disclosed in the Schedule 13G filed by Tony D'Amato ("D'Amato"), Steve Pomerantz ("Pomerantz"), Christopher Tisi ("Tisi"), and Tony Musso ("Musso"), dated February 14, 2001, D'Amato executed and delivered to Tisi and the Company a Shareholders' Agreement on July 13, 2000, pursuant to which D'Amato granted to Tisi an irrevocable proxy (the "Irrevocable Proxy") authorizing Tisi to vote shares of the Company beneficially owned by D'Amato as of that date and any shares of the Company acquired by D'Amato thereafter. The Irrevocable Proxy has a two-year term. On January 31, 2001, Tisi relinquished his right to vote pursuant to the Irrevocable Proxy with respect to 125,000 shares beneficially owned by D'Amato as of that date. Tisi has sole voting power of 769,088 shares and sole dispositive power of 518,788 share of common stock. D'Amato has sole voting power of 125,000 shares and sole dispositive power of 339,750 shares of common stock.

     In addition, Tisi, Musso and Pomerantz have entered into an oral understanding with each other that each will vote, in person or by proxy, shares of Common Stock of the Company beneficially owned by him (or, in the case of Tisi, as to which he has voting power) together as a group, but only for the following purposes: (i) in favor of the same person or persons to be nominated and elected to serve on the board of directors of the Issuer to fill any vacancies on the board, if and as such vacancies may arise from time to time (whether such vacancy occurs by removal, resignation or an increase in the size of the board of directors) at any time prior to the Company's 2001 annual meeting of shareholders, or any adjournment thereof; and (ii)in favor of the same person or persons to be nominated and elected as the slate of nominees, and elected, to the board of directors to be voted upon by the shareholders of the Company at its 2001 annual meeting of shareholders, or any adjournment thereof.

(5) Share ownership of the following persons includes shares subject to immediately exercisable options or options exercisable within 60 days of May 2, 2001, as follows: for Mr. Pomerantz - 50,000 shares and for Mr. Tisi - 102,000 shares.

(6) Includes indirect holdings of 7,500 shares beneficially owned by Mr. Husa's wife, regarding which Mr. Husa disclaims beneficial ownership.

(7) Includes an aggregate of 152,000 shares subject to immediately exercisable options or options exercisable within 60 days of May 2, 2001 held by executive officers and directors as a group.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         We became a reporting company under the Securities Exchange Act of 1934 (the "Exchange Act") in June 2000. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) of the Exchange Act during the fiscal year ended December 31, 2000, and Forms 5 furnished to us with respect to the fiscal year ended December 31, 2000, we are not aware of any person that failed to file on a timely basis, as disclosed in the aforementioned forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2000, other than the unintentional failure of Steven Pomerantz, Tony F. Musso, Christopher Tisi, and Tony D'Amato to timely file the initial Form 3 subsequent to our becoming a reporting company. The Form 3s were filed with the Commission in September and October, 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Health & Nutritional Systems International, Inc. has, in the past, engaged in related party transactions with J.C. Herbert Bryant III, who, served as Vice President and Secretary between March 18, 1998 and September 13, 1999. The entity controlled by Mr. Bryant, KMS-Thin Tab 100, Inc., purchased products from us for resale to its customers on terms no more favorable than those given to unaffiliated third parties in arms'-length transactions. For the year ended December 31, 2000 KMS made aggregate purchases of $171,690. For the year ended December 31, 1999, KMS-Thin Tab 100, Inc. made aggregate purchases of herbal supplements of $136,944 from us. For 1998, purchases totaled $62,766.

         Steve Pomerantz has provided a certificate of deposit in the principal amount of $100,000 as collateral to SunTrust bank to obtain the loan for HNS in the amount of $100,000. Mr. Pomerantz received a fee from HNS of $5,000 for providing the collateral.

         Except for the ownership of our securities that we have disclosed above and except for the transactions disclosed above, none of our directors, executive officers, holders (of whom we are aware) of five percent (5%) of our outstanding shares of common stock, or any associate or affiliate of such person, have, to our knowledge, had a material interest, direct or indirect, during the three fiscal years ended December 31, 1998, 1999 and 2000 in any proposed transaction which may materially affect us.

COMPENSATION OF MANAGEMENT

         The following table sets forth the annual and long term compensation during each of the last three years paid by us to Messrs. Pomerantz and Tisi, who served as our Treasurer, Chief Executive Officer and Chairman of the Board, President and Secretary, respectively, during 2000 (each a "Named Officer" and collectively the "Named Officers"). No other executive officer was paid salary and bonus compensation by us which exceeded $100,000 during 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                 ANNUAL COMPENSATION             COMPENSATION AWARDS
                                                 -------------------             -------------------
                                                               OTHER ANNUAL       SECURITIES           ALL OTHER
NAME AND                                  SALARY     BONUS     COMPENSATION       UNDERLYING         COMPENSATION
PRINCIPAL POSITION             YEAR        ($)        ($)         ($)(1)          OPTIONS(#)(2)             ($)
------------------             ----       -------    ------    ------------      --------------      ------------
Steve Pomerantz                2000       100,000    11,642        -                  50,000               -
Treasurer and Chief            1999        13,356     1,022        -                    -                  -
Executive Officer(3)           1998        41,731      -           -                    -                  -

Christopher Tisi               2000      $100,000   $18,169        -                 102,000               -
Secretary and                  1999        61,000   $ 4,047        -                    -                  -
President(3)                   1998             -      -           -                    -                  -

--------------------

(1) The Named Officers did not receive any other annual compensation not categorized as salary or bonus except for perquisites and other personal benefits which in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such Named Officer.

(2) Mr. Pomerantz was granted options under our 1998 Stock Option Plan for the purchase of 50,000 shares of common stock. Such options were granted at the then current market value of the shares. The options granted vested immediately on the date of grant. Mr. Tisi was granted options under our 1998 Stock Option Plan for the purchase of 102,000 shares of common stock. Such options were granted at the then current market value of the shares. The options granted vested immediately on the date of grant.

(3) Mr. Pomerantz was elected Chief Executive Officer on October 1, 2000, and assumed the position of Chairman of the Board on November 27, 2000. Mr. Tisi was elected President on October 1, 2000.

STOCK OPTION GRANTS

         The following table contains information concerning the grant of stock options under our 1998 Stock Option Plan to the Named Officers during 2000. We do not currently have (and have not previously had) any plan pursuant to which any stock appreciation rights may be granted.

                                         OPTION GRANTS IN 2000

                            Number of Securities     % of Total
                             Underlying Options       Options to        Exercise or
                                  Granted            Employees in       Base Price    Expiration
          Name                    (#) (1)               2000              ($/Sh)        Date (2)
          ----                    -------               ----              ------        --------
Steve Pomerantz(3)                  50,000              7.58               $.50         10/01/10
Treasurer and Chief
Executive Officer
Christopher Tisi(4)                102,000             15.45               $.50         10/01/10
Secretary and President

-------------------
(1) All options granted in 2000 are non-qualified stock options and are not intended to qualify as an incentive stock option ("ISOs") under ss.422 of the Internal Revenue Code of 1986, as amended. The options are exercisable as of the date of grant. The options were granted at fair market value on the date of the grant.

(2) The term of the options is ten (10) years from the date of grant unless terminated earlier due to termination of employment, disability or death.

(3) Mr. Pomerantz became Chief Executive Officer October 1, 2000, and Chairman of the Board on November 22, 2000.

(4)  Mr. Tisi became President on October 1, 2000.

STOCK OPTION EXERCISES AND HOLDINGS

         The following table sets forth information relating to options exercised during 2000 by each of the Named Officers and the number and value of options held on December 31, 2000 by each of them.

                                    AGGREGATE OPTION EXERCISES IN FISCAL YEAR ENDED DECEMBER 31, 2000
                                                  AND FISCAL YEAR-END OPTION VALUES

                                                            Number of Securities               Value of Unexercised In-the-
                               Shares          Value       Underlying  Unexercised                  Money Options at
                             Acquired on     Realized    Options at Dec. 31, 2000 (#)             Dec. 31, 2000 ($)(1)
   Name                      Exercise (#)       ($)      Exercisable      Unexercisable      Exercisable      Unexercisable
   ----                      ------------    --------    -----------      -------------      -----------      -------------
Steve Pomerantz                    -             -         50,000(2)                            $6,250
Treasurer and Chief
Executive Officer
Christopher Tisi                   -             -        102,000(2)                           $12,750
Secretary and President

(1) Total value of unexercised options is based upon the difference between the last sales price of our common stock on the NASDAQ National Market System on December 31, 2000, which was $0.625 per share, and the exercise price of the options, multiplied by the number of option shares.

(2)  Options granted under our 1998 Stock Option Plan.

         No options to purchase common stock were exercised by any executive officer during the year ended December 31, 2000.

            EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     On September 30, 1999, we entered into a two-year employment agreement with Steve Pomerantz, our Chairman of the Board, Chief Executive Officer and Treasurer. The agreement provides for an annual base salary of $100,000 and is terminable for cause. The agreement also provides for quarterly bonuses of up to $10,000, based upon our attainment of quarterly sales revenue benchmarks of $600,000. Mr. Pomerantz has, in the past, voluntarily accrued certain portions of his salary owed him by us. To date, all such amounts have been paid.

     On September 30, 1999, we entered into a two-year employment agreement with Christopher Tisi, our President and Secretary. The agreement provides for an annual base salary of $100,000 and is terminable for cause. The agreement also provides for quarterly bonuses of up to $10,000 based upon our attainment of quarterly sales revenue benchmarks of $600,000.

         On July 13, 2000, Mr. D'Amato executed and delivered to Mr. Tisi and the Company a Shareholders' Agreement, pursuant to which D'Amato granted to Tisi an irrevocable proxy (the "Irrevocable Proxy") authorizing Tisi to vote shares of the Company beneficially owned by D'Amato as of that date and any shares of the Company acquired by D'Amato thereafter. The Irrevocable Proxy has a two-year term. On January 31, 2001, Tisi relinquished his right to vote pursuant to the Irrevocable Proxy with respect to 125,000 shares beneficially owned by D'Amato as of that date. Tisi has sole voting power of 769,088 shares and sole dispositive power of 518,788 share of common stock. D'Amato has sole voting power of 125,000 shares and sole dispositive power of 339,750 shares of common stock.

         In addition, Tisi, Musso and Pomerantz have entered into an oral understanding with each other that each will vote, in person or by proxy, shares of Common Stock of the Company beneficially owned by him (or, in the case of Tisi, as to which he has voting power) together as a group, but only for the following purposes: (i) in favor of the same person or persons to be nominated and elected to serve on the board of directors of the Issuer to fill any vacancies on the board, if and as such vacancies may arise from time to time (whether such vacancy occurs by removal, resignation or an increase in the size of the board of directors) at any time prior to the Company's 2001 annual meeting of shareholders, or any adjournment thereof; and (ii) in favor of the same person or persons to be nominated and elected as the slate of nominees, and elected, to the board of directors to be voted upon by the shareholders of the Company at its 2001 annual meeting of shareholders, or any adjournment thereof.

                   PROPOSAL 2: RATIFICATION OF THE APPOINTMENT
                      OF DASZKAL BOLTON MANELA DEVLIN & CO.
                             AS INDEPENDENT AUDITORS

         Daszkal Bolton Manela Devlin & Co. ("DBMD") were selected by the Board of Directors as our independent auditors effective July 12, 2000. We are submitting our selection of independent auditors for ratification at the Annual Meeting.

         A representative of DBMD is expected to be present at the Annual Meeting and will be available to respond to appropriate questions from shareholders.

         Our By-laws do not require that the shareholders ratify the selection of DBMD as our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the shareholders do not ratify the selection, the Board of Directors will reconsider whether or not to retain DBMD, but may retain such independent auditors. Even if the selection is ratified, the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such a change would be in the best interest of Health and Nutrition Systems International, Inc., and its shareholders.

         The Securities and Exchange Commission's final Rule on Auditor Independence requires that the Company make the following disclosures regarding the amount of fees billed by its independent auditors and the nature of the work for which these fees were billed:

Audit Fees:       Aggregate fees billed for DBMD's audit of the Company's
                  annual financial statements for the year ended December 31, 2000 and for its reviews of the financial statements included in the Company's Forms 10-Q for the fiscal year ended December
                  31, 2000 totaled $39,343.

Financial Information Systems Design and Implementation Fees: No fees were incurred or billed for any financial information systems design and implementation services rendered by DBMD for the fiscal year ended December 31, 2000.

All Other Fees:   Aggregate fees billed for all other services rendered by DBMD for the fiscal year ended December 31, 2000 totaled $17,602.


         VOTE REQUIRED. Pursuant to the Florida Business Corporation Act, Proposal 2 will be approved if the number of votes cast in favor of the Proposal exceeds the number of votes cast against the Proposal. Abstentions and broker non-votes will have no effect on the outcome.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
                           VOTE "FOR" THIS PROPOSAL 2.

                             REPORT TO SHAREHOLDERS

         A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2000, AND ANY AMENDMENTS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO US AT 3750 INVESTMENT LANE, SUITE #5, WEST PALM BEACH, FLORIDA, ATTENTION: STEVEN A. POMERANTZ, TREASURER.

                              SHAREHOLDER PROPOSALS

         A shareholder proposal submitted for inclusion in the proxy statement and form of proxy for our annual meeting of shareholders to be held in 2002 must be received by us before January 9, 2002. Notice of a shareholder's proposal submitted for consideration at the annual meeting of shareholders, which is not submitted for inclusion in our proxy statement, will be considered untimely on March 25, 2002, and the persons named in the proxies solicited for the 2002 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal. Proposals or notices should be sent to our executive offices at 3750 Investment Lane, Suite 5, West Palm Beach, Florida 33407 Attention: Corporate Secretary.

                                  OTHER MATTERS

         The board of directors does not intend to present, and has no knowledge that others will present, any other business at the annual meeting. If, however, any other matters are properly brought before the annual meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

         Kindly date, sign and return the enclosed proxy card.

                              By Order of the Board of Directors


                              /s/Steven Pomerantz
                              -------------------------------------------------
                              Steven Pomerantz
                              Chairman of the Board and Chief Executive Officer

                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS
                OF HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.



         The undersigned, a holder of Common Stock of HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC., hereby constitutes and appoints CHRISTOPHER TISI and STEVEN POMERANTZ, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Shareholders of the Company to be held on Monday, June 11, 2001 at 9:00 a.m., at the Hilton Hotel, 150 Australian Avenue, West Palm Beach, Florida, and any adjournment of postponement thereof, and thereat to vote all shares of HNS's Common Stock which the undersigned would be entitled to vote if personally present, as follows:


                     (Please sign and date on reverse side)

                  ---------------------------------------------

                         Annual Meeting of Shareholders
                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.

                                  June 11, 2001

                 Please Detach and Mail in the Envelope Provided

                  ---------------------------------------------

A |X|  Please mark your vote as in this example.

1.       ELECTION OF DIRECTORS.

   VOTE FOR EACH OF THE
   NOMINEES LISTED AT           WITHHOLD AUTHORITY        NOMINEES FOR ELECTION
        RIGHT                    FOR ALL NOMINEES            AS DIRECTORS:

        [ ]                           [ ]                   Steven A. Pomerantz
                                                            Christopher Tisi
                                                            Ted Alflen
                                                            William Husa

INSTRUCTIONS:

To withhold authority to vote for any individual nominee, write that Nominee's name on the line provided below:


2. Ratification of Daszkal Bolton Manela Devlin & Co. as independent auditors for the year ending December 31, 2001.

         [ ] FOR                   [ ] AGAINST                    [ ] ABSTAIN

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

         The undersigned hereby acknowledges receipt of the notice of annual meeting and proxy statement of Health & Nutrition Systems International, Inc.

         PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.


Signature
         ------------------------------------------

Signature                                           Dated:               , 2001.
         ------------------------------------------       ---------------
                  IF SHARES HELD JOINTLY

NOTE: Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the holder is a corporation or partnership, the full corporate or partnership name should be signed by a duly authorized officer.